UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          January 29, 2004


                         COMMERCIAL FEDERAL CORPORATION
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


         NEBRASKA                     1-11515               47-0658852
________________________________________________________________________________
 (State or other jurisdiction       (Commission          (I.R.S. Employer
     of incorporation)              File Number)       Identification Number)


  13220 CALIFORNIA STREET, OMAHA, NEBRASKA                  68154
________________________________________________________________________________
   (Address of principal executive offices)               (Zip Code)



Registrant's telephone number including area code: (402) 554-9200
                                                  ________________




                                 NOT APPLICABLE
________________________________________________________________________________
          (Former name or former address, if changed since last report)

                         COMMERCIAL FEDERAL CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits:
____________________________________________________________________________

        (c)   Exhibits

              Exhibit 99.1       Press release dated January 29, 2004


Item 9.   Regulation FD Disclosure
__________________________________

          On January 29, 2004, Commercial Federal Corporation ("the Registrant") announced a $5.6 million award relating to a supervisory goodwill claim against the United States filed by the former Mid Continent Bancshares, Inc., which was acquired in 1998 by Commercial Federal Bank, a Federal Savings Bank, a wholly-owned subsidiary of the Registrant. For further information, see the press release attached to this report as Exhibit 99.1, which is furnished herewith.



Item 12.  Results of Operations and Financial Condition:
________________________________________________________

          On January 29, 2004, the Registrant issued its press release announcing earnings for the three and twelve months ended December 31, 2003. The press release also announced adjustments to the Registrant's consolidated financial statements related to the accounting treatment for a Bank Owned Life Insurance ("BOLI") policy. The $5.6 million award relating to the supervisory goodwill claim is also announced. The press release is attached to this report as Exhibit 99.1, which is furnished herewith.

          The Registrant anticipates it will file with the Securities and Exchange Commission in early February 2004, the Annual Report Form 10-K/A for the year ended December 31, 2002 (Amendment No. 2) and the Quarterly Report Form 10-Q/A (Amendments No. 1) for the quarters ended September 30, 2003, June 30, 2003 and March 31, 2003. These amended filings will reflect the correction to the Registrant's consolidated financial statements for the error in accounting for certain components of a BOLI policy ("BOLI adjustment") as discussed in the attached Exhibit 99.1. The effects of the error were spread over a 12-quarter period beginning with the three months ended December 31, 2000, when the policy was acquired, through the September 30, 2003 quarter. In addition, the amended filings will reflect the restatement of prior period consolidated financial statements to conform to current financial statement presentation primarily with respect to certain government agency-guaranteed loans serviced for the Government National Mortgage Association ("GNMA adjustment"). Accordingly, the Registrant is increasing loans held for sale and other borrowings each by identical amounts totaling $17.9 million and $6.4 million at December 31, 2002 and 2001, respectively, related to GNMA loans eligible for repurchase at those dates. In addition, the Registrant will reclassify from other assets to loans held for sale the principal amount of loans actually repurchased from GNMA totaling $28.0 million and $37.9 million at December 31, 2002 and 2001, respectively.

The following tables reflect the effects of the accounting restatements to prior reporting periods:


(In Thousands, Except Per Share Amounts)
                                                                    Year Ended December 31,        Six Months Ended
                                                                    2002             2001          December 31, 2000
Net income (loss):                                                 ------           ------         -----------------
      Net income (loss) as previously reported                    $ 108,464        $ 97,682            $ (69,501)
      BOLI adjustment                                                (1,461)           (877)              (4,083)
                                                                  ---------       ---------            ---------
      Net income (loss) as restated                               $ 107,003        $ 96,805            $ (73,584)
                                                                  =========       =========            =========
Basic earnings (loss) per share:
      As previously reported                                         $ 2.39          $ 1.95              $ (1.27)
      BOLI adjustment                                                  (.03)           (.01)                (.08)
                                                                  ---------       ---------            ---------
      As restated                                                    $ 2.36          $ 1.94              $ (1.35)
                                                                  =========       =========            =========
Diluted earnings (loss) per share:
      As previously reported                                         $ 2.37          $ 1.93              $ (1.27)
      BOLI adjustment                                                  (.04)           (.01)                (.08)
                                                                  ---------       ---------            ---------
      As restated                                                    $ 2.33          $ 1.92              $ (1.35)
                                                                  =========       =========            =========





                                                              Three Months Ended                         Nine Months Ended
Net income:                              September 30, 2003     June 30, 2003        March 31, 2003      September 30, 2003
                                         ------------------     -------------        --------------      ------------------
      Net income as previously reported      $ 22,311                $ 22,702             $ 23,131               $ 68,144
      BOLI adjustment                            (448)                   (442)                (432)                (1,322)
                                             --------                --------             --------               --------
      Net income as restated                 $ 21,863                $ 22,260             $ 22,699               $ 66,822
                                             ========                ========             ========               ========
Basic earnings per share:
      As previously reported                    $ .51                   $ .51                $ .51                 $ 1.54
      BOLI adjustment                            (.01)                   (.01)                (.01)                  (.03)
                                             --------                --------             --------               --------
      As restated                               $ .50                   $ .50                $ .50                 $ 1.51
                                             ========                ========             ========               ========
Diluted earnings per share:
      As previously reported                    $ .51                   $ .51                $ .51                 $ 1.53
      BOLI adjustment                            (.01)                   (.01)                (.01)                  (.03)
                                             --------                --------             --------               --------
      As restated                               $ .50                   $ .50                $ .50                 $ 1.50
                                             ========                ========             ========               ========


                                                                        Three Months Ended
                                           --------------------------------------------------------------------------------
Net income:                                December 31, 2002    September 30, 2002     June 30, 2002         March 31, 2002
                                           -----------------    ------------------     -------------         --------------

      Net income as previously reported      $ 26,279                $ 26,669             $ 27,533               $ 27,983
      BOLI adjustment                            (561)                   (307)                (300)                  (293)
                                             --------                --------             --------               --------
      Net income as restated                 $ 25,718                $ 26,362             $ 27,233               $ 27,690
                                             ========                ========             ========               ========
Basic earnings per share:
      As previously reported                    $ .58                   $ .59                $ .61                  $ .62
      BOLI adjustment                            (.01)                   (.01)                (.01)                  (.01)
                                             --------                --------             --------               --------
      As restated                               $ .57                   $ .58                $ .60                  $ .61
                                             ========                ========             ========               ========

Diluted earnings per share:
      As previously reported                    $ .58                   $ .58                $ .60                  $ .61
      BOLI adjustment                            (.01)                      -                 (.01)                  (.01)
                                             --------                --------             --------               --------
      As restated                               $ .57                   $ .58                $ .59                  $ .60
                                             ========                ========             ========               ========



                                            9/30/2003      6/30/2003         3/31/2003     12/31/2002     12/31/2001
                                            ---------      ---------         ---------     ----------     ----------
Total assets:
     As previously reported              $ 12,503,518    $ 12,933,576      $ 13,328,040   $ 13,081,467  $ 12,901,585
     BOLI adjustment                           (7,743)         (7,295)           (6,853)        (6,421)       (4,960)
     GNMA adjustment                           21,511          18,744            16,571         17,886         6,369
                                         ------------    ------------      ------------   ------------  ------------
     As restated                         $ 12,517,286    $ 12,945,025      $ 13,337,758   $ 13,092,932  $ 12,902,994
                                         ============    ============      ============   ============  ============

Loans held for sale:
     As previously reported                 $ 687,010     $ 1,037,935       $ 1,013,067      $ 868,569     $ 337,050
     GNMA adjustment                           45,484          46,849            46,074         45,905        44,315
                                         ------------    ------------      ------------   ------------  ------------
     As restated                            $ 732,494     $ 1,084,784       $ 1,059,141      $ 914,474     $ 381,365
                                         ============    ============      ============   ============  ============

Other Borrowings:
     As previously reported                 $ 598,941       $ 573,081         $ 569,943      $ 603,306     $ 520,213
     GNMA adjustment                           21,511          18,744            16,571         17,886         6,369
                                         ------------    ------------      ------------   ------------  ------------
     As restated                            $ 620,452       $ 591,825         $ 586,514      $ 621,192     $ 526,582
                                         ============    ============      ============   ============  ============

Total stockholders' equity:
     As previously reported                 $ 761,205       $ 747,630         $ 758,355      $ 756,521     $ 734,654
     BOLI adjustment                           (7,743)         (7,295)           (6,853)        (6,421)       (4,960)
                                         ------------    ------------      ------------   ------------  ------------
     As restated                            $ 753,462       $ 740,335         $ 751,502      $ 750,100     $ 729,694
                                         ============    ============      ============   ============  ============


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               COMMERCIAL FEDERAL CORPORATION
                                               (Registrant)


Date:    January 29, 2004                      /s/ David S. Fisher
                                               _________________________________
                                               David S. Fisher
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Duly Authorized Officer)